SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 17, 2003



                           FLORIDAFIRST BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Florida                           0-32139              59-3662010
----------------------------            --------------        -------------
(State or other jurisdiction            (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)




205 East Orange Street, Lakeland, Florida                         33801
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:           (863) 688-6811
                                                              --------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On March 17, 2003, BB&T Corporation issued a press release concerning the transaction with the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
         and Exhibits
         ------------


     Exhibit
     Number                 Description
     ------                 -----------
       99                   Press Release dated March 17, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FLORIDAFIRST BANCORP, INC.



Date:    March 17, 2003            By:  /s/Kerry P. Charlet
                                        ----------------------------------------
                                        Kerry P. Charlet, Senior Vice President
                                        and Chief Financial Officer